UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2013

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54648 (Commission File Number)	56-2646797 (I.R.S. Employer Identification No.)

6650 Via Austi Parkway, Suite 140 Las Vegas, NV 89119 (Address of principal executive offices) (zip code)

702-583-6715 (Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
Telephone: (212) 930-9700
Fax: (212) 930-9725

6650 Via Austi Parkway, Suite 140
Las Vegas, NV  89119

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 23, 2013, Las Vegas Railway Express, Inc. (the “Company”) held its annual meeting of stockholders at the Company’s offices at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119. A total of 108,487,492 shares of common stock, representing 65.7% of the aggregate 165,066,106 shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the annual meeting.

 Michael A. Barron, Gilbert H. Lamphere, John H. Marino, John D. McPherson, Thomas Mulligan, John O’Connor and George Rebensdorf were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The stockholders ratified the board of directors’ appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014.

The stockholders did not approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Barron	82,067,423	906,484	25,513,585
Gilbert H. Lamphere	81,063,823	1,910,084	25,513,585
John H. Marino	78,345,241	4,628,666	25,513,585
John D. McPherson	82,338,600	635,307	25,513,585
Thomas Mulligan	78,454,414	4,519,493	25,513,585
John O’Connor	73,944,885	9,029,022	25,513,585
George Rebensdorf	78,348,817	4,625,090	25,513,585

2.  Ratification of appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014:

Votes For	Votes Against	Votes Abstained
107,271,841	697,477	518,174

3. Approval of amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
76,449,295	6,009,659	514,953	25,513,585

The stockholders also ratified non-binding proposals to approve the compensation of the Company’s executive officers, as set forth in the Company’s Proxy Statement Summary Compensation Table, and to fix the frequency of a shareholder vote regarding executive compensation at every three (3) years. The final voting results on these matters were as follows:

4.  Ratification of Executive Compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,063,827	5,162,285	747,795	25,513,585

5.  Frequency of Shareholder Votes on Compensation:

1 Year	2 Year	3 Years	Abstained	Broker Non-Votes
9,043,591	7,741,237	63,996,391	2,192,688	25,513,585

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS RAILWAY EXPRESS, INC.

Date: September 25, 2013	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer